UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report: September 24, 2009
(Date of earliest event reported)
THE YORK WATER COMPANY
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-34245	23-1242500
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

130 EAST MARKET STREET YORK, PENNSYLVANIA	17401
(Address of principal executive offices)	(Zip Code)
(717) 845-3601
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE YORK WATER COMPANY
Item 8.01 Other Events.
On September 24, 2009, The York Water Company (“we”, “us”, “our” or the “Company”), entered in to an Underwriting Agreement with Boenning & Scattergood, Inc. and J.J.B. Hilliard, W.L. Lyons, LLC as underwriters, which provides for the issuance and sale by the Company (the “Offering”) and the purchase by the underwriters of 950,000 shares (the “Firm Shares”) of our common stock at $14.00 per share. We have also granted to the underwriters an option to purchase up to 142,500 additional shares of our common stock (collectively with the Firm Shares, the “Shares”), to cover over-allotments, if any. The sale of the Firm Shares will result in net proceeds to the Company, after underwriting commissions and offering expenses, of approximately $12,461,411. The Shares being offered by the Company in this Offering were registered under the Securities Act of 1933, as amended, pursuant to an existing shelf registration statement on Form S-3 (File No. 333-158837), which was declared effective by the Securities and Exchange Commission on May 7, 2009. The prospectus supplement describing the terms of the Offering was filed with the Securities and Exchange Commission on September 25, 2009. We expect the transaction to close on September 29, 2009. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report. A copy of the opinion of Morgan, Lewis & Bockius LLP relating to the legality of the issuance and sale of the Shares in the Offering is attached as Exhibit 5.1 hereto.
In addition, on September 24, 2009, we issued a press release announcing the pricing of the public offering described above. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1. The press release is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company.
This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that we believe to be reasonable as of today’s date. Statements in this Current Report on Form 8-K that are forward-looking statements are subject to various risks and uncertainties concerning specific factors described in our 2008 Annual Report on Form 10-K, our most recently filed Quarterly Report on Form 10-Q and other SEC filings. Such information contained herein represents our management’s best judgment as of the date hereof based on information currently available. We do not intend to update this information and disclaim any legal obligation to the contrary.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated September 24, 2009, between The York Water Company and Boenning & Scattergood, Inc. and J.J.B. Hilliard, W.L. Lyons, LLC.

5.1	Opinion of Morgan, Lewis & Bockius LLP

23.1	Consent of Morgan, Lewis & Bockius LLP (included in its opinion as Exhibit 5.1)

99.1	Press Release, dated September 24, 2009, issued by the York Water Company

THE YORK WATER COMPANY
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE YORK WATER COMPANY
Date: September 25, 2009	/s/ Kathleen M. Miller
Kathleen M. Miller
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated September 24, 2009, between The York Water Company and Boenning & Scattergood, Inc. and J.J.B. Hilliard, W.L. Lyons, LLC.
5.1	Opinion of Morgan, Lewis & Bockius LLP
23.1	Consent of Morgan, Lewis & Bockius LLP (included in its opinion as Exhibit 5.1)
99.1	Press Release, dated September 24, 2009, issued by the York Water Company